Q4 '18 and FY '18 Earnings Results

(NYSE: STAR)

Forward-Looking Statements and Other Matters

Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. The Company undertakes no obligation to update or publicly revise any forward looking statement, whether as a result of new information, future events or otherwise.

This presentation should be read in conjunction with our consolidated financial statements and related notes in our Annual Report on Form 10-K for the year ended December 31, 2018. In assessing all forward-looking statements herein, readers are urged to read carefully all cautionary statements in our Form 10-K.

Factors that could cause actual results to differ materially from iStar's expectations include general economic conditions and conditions in the commercial real estate and credit markets, the Company's ability to expand its ground lease business directly and through SAFE, the Company's ability to generate liquidity and to repay indebtedness as it comes due, additional loan loss provisions and asset impairments, the amount and timing of asset sales, changes in NPLs, repayment levels, the Company's ability to make new investments, the Company's ability to maintain compliance with its debt covenants, the Company's ability to generate income and gains from operating properties and land and other risks detailed in "Risk Factors" in our 2018 Annual Report on Form 10-K, and any updates thereto made in our subsequent fillings with the SEC.

Note: Please refer to the Glossary at the end of this presentation for a list of defined terms and metrics.

Our DNA

Throughout our 25-year history, we have dedicated ourselves to building innovative businesses that have provided better structured, better priced capital to the real estate sector. Identifying these untapped market opportunities and successfully scaling them is the foundation of our firm.

Our Next Big Thing

Over the past 18 months, we have built a new business to provide better capital to commercial real estate owners through a new type of ground lease, reinvented for the modern era. This business operates as Safehold Inc. (NYSE:SAFE). We are its largest shareholder, and we are now positioned to increase shareholder value for iStar by rapidly scaling this unique platform.

Our Path Ahead

The combination of iStar's historical strength in finance and net lease and Safehold's growing success at reinventing ground leases opens a rich new vein of opportunity for iStar to invest capital at attractive returns.

Corporate Strategy

iStar will become the market leader in ground leases, as it reinvents and modernizes the sector

1. Will work to aggressively scale Safehold through iStar's position as Safehold's investment manager and largest shareholder

2. Will offer leasehold finance and net lease equity combined with a Safehold™ ground lease in order to create a unique and proprietary one-stop capital solutions for customers
   - Lending business will grow primarily through proprietary leasehold financing opportunities
   - Net lease business will continue to invest via its joint venture through the remaining investment period

3. Will continue to monetize legacy assets to achieve target of reducing legacy portfolio to less than 15% of the portfolio value over the next 12 months

iStar

I. Highlights

Q4 '18 and FY '18 Earnings

Quarterly		Q4 '18		Q4 '17	
	Allocable to Common Shareholders	$ in millions	Per diluted share	$ in millions	Per diluted share
	Net Income (loss)	($115.5)	($1.70)	($4.9)	($0.07)
	Adjusted Income	$42.6	$0.53	$31.5	$0.40

Full Year		FY '18		FY '17	
	Allocable to Common Shareholders	$ in millions	Per diluted share	$ in millions	Per diluted share
	Net Income (loss)	($64.8)	($0.95)	$110.9	$1.56
	Adjusted Income	$222.3	$2.76	$214.6	$2.57

Note: Adjusted income does not include the effects of loan loss provisions and impairments of assets that have not been realized, which represented $141M in Q4 '18. Please refer to the Adjusted Income Reconciliation in the Appendix for more details.

iStar

$250M Investment in SAFE

On January 2, 2019, iStar and SAFE jointly announced plans to expand their relationship through a $250M equity investment in SAFE

- Current investment totals $406M or 65.5% of equity ($156M common stock / $250M LP units)
- Amended existing management contract with SAFE
- Plan to build the dominant ground lease company in the market
- iStar's discretionary voting power in SAFE will be capped at 41.9% and will vote remaining shares with respect to any matter in the same proportions as SAFE's non-iStar stockholders
- iStar has received waiver to increase its ownership limit of common stock to 43.9% from 41.9%

Terms	Prior Agreement	Amended Agreement
Management Fee	○ 1.0% of total equity (up to $2.5B of equity) ○ 0.75% of total equity (for incremental equity over $2.5B)	○ 1.0% of total equity (up to $1.5B of equity); ○ 1.25% of total equity (for incremental equity of $1.5B - $3.0B); ○ 1.375% of total equity (for incremental equity of $3.0B - $5.0B); and ○ 1.5% of total equity (for incremental equity over $5.0B)
Term	1 year	Initial term from January 1, 2019 - June 30, 2022; non-terminable except for cause. Automatic annual renewals thereafter, subject to non-renewal upon certain findings by SAFE's independent directors and payment of termination fee.
Termination Fee	None	3x prior year's management fee, subject to SAFE having raised $820 million of total equity since inception.

(1) For more details please review the 8-K filed with the SEC on January 3, 2019.

"SAFE/STAR" One-Stop Capital Program

In Q1 '19, SAFE and iStar introduced the SAFE/STAR Capital Program which combines iStar's creative financing capabilities with SAFE's innovative Safehold™ offering to provide a one-stop capital solution that delivers a better, more efficient capital structure to the market



Benefits featured:

- ✓ Unique, proprietary offering
- ✓ Expedited closing process
- ✓ Flexible, tailored structure
- ✓ Simplicity
- ✓ Lower blended rate in comparison to alternative offerings
- ✓ Certainty of close

	515 22nd St. NW Washington, D.C.
Closing Date:	January 18, 2019
Customer Need:	Customer seeking to acquire a well-located property in the Foggy Bottom neighborhood of Washington, D.C. with plans to convert from an office to a 153-unit multifamily building. Required a partner with flexibility to capitalize project throughout redevelopment stages.
Solution:	SAFE/STAR One-Stop Capital - SAFE provided Safehold™ capital - iStar provided 1st mortgage leasehold loan
Result:	Addressed complex customer need through one-of-a-kind capital structure. Customer received lower blended rate in comparison to other offers, more efficient capital, and the certainty provided by a quick, one-stop capital source.

Legacy Asset Monetization

Q4 '18	FY '18
$159M Sales Proceeds	$736M Sales Proceeds



Balance of Legacy Assets
$1,739
177
933
629
Decreased from 35% to 20% of total portfolio
$1,000
26
672
301
Q4 '17
Q4 '18
Operating Properties
Land & Development
Legacy Loans

Note: Figures in millions, unless otherwise noted.

Legacy Asset Update

- As the Company redefines its strategic focus, iStar has elected not to move forward with the development of certain legacy assets
- Reflecting this change in business strategy, the Company evaluated its legacy portfolio and marked certain assets to fair market value in the Q4, taking an aggregate $142M impairment
- For the full year, recorded $185M of impairments and provisions and $183M of gains from asset sales throughout 2018

Remaining Legacy Asset Strategy

Long-Term

- 3 legacy assets total $515M, representing 10% of the total portfolio
- Intention is to develop or hold assets
  - Asbury Park
  - Magnolia Green
  - Grand Vista

Short-Term

- Remaining $485M represent ~40 assets
- The Company is seeking to monetize these assets
  - Marketing many for sale now
  - Some have litigation, entitlement or other matters that need to be resolved prior to sale
- Expect bulk to be sold in 12-24 months

iStar

Business Summary

NYSE: SAFE

- ~65% equity ownership in SAFE including the $250M investment in Q1 '19
- SAFE closed $178M of new investments in Q4 increasing aggregate portfolio by 23% to $948M
- Restructured management contract to further align growth incentives in Q1 '19

Net Lease

- $2.0B consolidated net lease portfolio
- 8.8% w.a. yield on consolidated net lease portfolio

Real Estate Finance

- $1.0B loan portfolio
- 8.7% w.a. yield on performing loan portfolio

Operating Properties

- $280M of commercial (legacy), $21M of residential (legacy), $68M strategic (non-legacy)
- 7.0% w.a. legacy commercial operating property yield

Land & Development

- $672M Land & Development portfolio
- 4 of 8 Master Planned Communities sold or under contract in 2018

Corporate

- Moody's upgraded corporate rating to Ba3 from B1
- Upsized, lowered cost and extended duration on $228M asset level financing
- Subsequent to year end, gave notice to repay remaining 2019 debt maturities of $375M in Q1 '19
- Reduced headcount by 21% since 3/31/18

II. Portfolio Overview

$5.1B Portfolio Breakdown



Business Line
Net Lease $1,978 39%
SAFE $156 3%
Land $672 13%
Operating Property $369 7%
Cash $932 18%
Strategic Investments $8 0%
RE Finance $1,001 20%
Geographic Region(1)
Northeast $1,506 36%
West $663 16%
Southeast $560 13%
Mid Atlantic $536 13%
Southwest $462 11%
Central $346 8%
Various $112 3%
Property Type(1)
Office / Industrial $1,372 33%
Land $768 18%
Entertainment / Leisure $727 18%
Hotel $296 7%
Mixed Use $292 7%
Condo $180 4%
Ground Leases $172 4%
Multifamily $168 4%
Other $116 3%
Retail $93 2%

iStar

Note: $ in millions unless otherwise specified. Figures based on Gross Book Value of the Company's total investment portfolio and includes 100% of the assets of iStar's consolidated joint ventures and the carrying value of iStar's investment in non-consolidated joint ventures and affiliates.
(1) Excludes cash.

Investment Activity

New Originations (Commitments)

	Q1 '18	Q2 '18	Q3 '18	Q4 '18
Real Estate Finance	$270	$267	$113	$45
Net Lease	58	2	2	$52
Total	$328	$269	$115	$97

- Closed first investment in Net Lease Venture II during Q4 '18
- In Q1 '19, STAR invested $250M in SAFE equity, bringing its equity ownership to 65%

Fundings / CapEx

	Q1 '18	Q2 '18	Q3 '18	Q4 '18
Real Estate Finance	$171	$198	$135	$70
Net Lease	36	2	22	55
Operating Properties	12	16	20	8
Land & Development	34	36	38	31
Corporate & Other	-	-	-	-
Total	$253	$252	$215	$163

- $125M in loan and net lease fundings/capex in Q4 '18
- Land & Development capex primarily relates to Asbury Park

Sales / Repayments

	Q1 '18	Q2 '18	Q3 '18	Q4 '18
Real Estate Finance	$132	$378	$163	$118
Net Lease	19	37	-	41
Operating Properties	47	113	33	119
Land & Development	240	77	20	40
Corporate & Other	1	1	-	-
Total	$439	$606	$217	$318

- $736M of sales proceeds from legacy assets in 2018
- Focused on accelerating sales of additional legacy assets in 2019

iStar

Note: $ in millions.

Q4 '18 Portfolio Rollforward

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Net Book Value (9/30/18)	$1,029	$1,821	$484	$720	$7	$4,062
Investments[1]	70	48	7	38	-	163
Principal received / basis sold	(119)[2]	(21)	(86)	(31)	-	(257)
Transfers	-	-	-	-	-	-
Other	8[3]	(24)[4]	(77)[4]	(64)[4]	1	(157)
Net Book Value (12/31/18)	$988	$1,824	$328	$663	$8	$3,811
Add: Accumulated depreciation and general loan loss reserves	13	288	18	9	-	328
Add: Accumulated amortization related to intangibles	-	16	13	-	-	29
Add: Proportionate share of joint venture accumulated depreciation	-	6	10	-	-	16
Add: Cash	-	-	-	-	-	932
Gross Book Value (12/31/18)	$1,001	$2,134	$369	$672	$8	$5,115

Note: $ in millions.
(1) Includes fundings, capital expenditures, exit fees, accruals and capitalized interest on loans.
(2) Includes repayment of capitalized interest on loans.
(3) Includes fundings (repayments) by third parties of loan participations that are consolidated on iStar's balance sheet
(4) Includes impairments of real estate

iStar

Safehold

- Safehold's mission is to revolutionize real estate ownership by providing a new and better way for owners to unlock the value of the land beneath their buildings
- SAFE's Q4 '18 results were highlighted by:
  - $178M in new investments (with Effective Yield of 5.6%)
  - 23% aggregate portfolio growth from Q3 '18 to $948M
  - $38M in Annualized Cash Rent, growth of 21% since Q3 '18
  - Target of $750M in new investment in 2019
- Launched "SAFE/STAR" One-Stop Capital Program
- $250M additional equity investment in Q1 '19
  - Owned 41.8% at 12/31/18, own 65.5% pro forma for Q1 investment



20-60 yrs
5%
<20 yrs
25%
Lease Term Remaining
(w/ Extensions)
>60 yrs
70%



Multifamily
$229
26%
Office
$341
39%
Property Type
Medical Office
$28
3%
Industrial
$16
2%
Hotel
$270
30%



Southwest
$26
3%
Central
$109
12%
Mid Atlantic
$251
28%
Southeast
$121
14%
Geographic Region
Northwest
$91
10%
West
$287
33%

iStar

Note: $ in millions. Graphs are presented as portfolio cost basis of $884M excluding $64M of forward commitments. Please refer to SAFE earnings presentation for a Glossary of defined terms.

Net Lease Portfolio



Net Lease
Portfolio
$2.1B
Net Lease Venture I
$885
42%
Wholly-Owned
$1,076
50%
Net Lease Venture II
$16
1%
SAFE
$156
7%

iStar Ownership Breakdown

Wholly-Owned	100% Ownership	Consolidated
Net Lease Venture I	51.9% Ownership	Consolidated
Net Lease Venture II	51.9% Ownership	Equity Method
SAFE	41.8% Ownership	Equity Method

iStar

Note: $ in millions, unless otherwise specified. Figures presented as of 12/31/18.

Net Lease Consolidated Assets

	Wholly-Owned	Net Lease Venture I	Total Consolidated
Gross Book Value	$1,076	$885	$1,961
Occupancy	98.1%	100.0%	98.8%
Square Feet (000s)	11,047	5,707	16,754
W.A. Remaining Lease Term	13.4 yrs	18.1 yrs	15.3 yrs
W.A. Yield	9.4%	7.9%	8.8%


>10 Years
74%
W.A. Remaining Lease Term
<1 Year
2%
1-5 Years
11%
6-10 Years
13%


Office / Industrial
$1,175
60%
Property Type
Entertainment / Leisure
$712
36%
Ground Lease
$17
1%
Other
$57
3%


Northeast
$609
31%
Mid Atlantic
$358
18%
Geographic Type
Various
$8
0%
West
$275
14%
Central
$212
11%
Southwest
$225
12%
Southeast
$274
14%

iStar

Note: $ in millions. Please refer to the Glossary slides for additional details regarding definitions and calculations.

Real Estate Finance Portfolio

	Loans ($)	W.A. Last $ LTV	W.A. Yield	W.A. Maturity (yrs)
	Performing Loans			
First mortgages / Senior debt	$722	57%	8.7%	2.0
Mezzanine / Subordinated debt	253	81%	8.7%	3.2
Total Performing Loans	**$975**	**63%**	**8.7%**	**2.3**
NPLs	26			
Total Real Estate Finance	**$1,001**			

Real Estate Finance Portfolio Breakdown



Hotel
$249
25%
Mixed Use
$216
21%
Property Type
Condo
$159
16%
Multifamily
$139
14%
Land
$96
10%
Office / Industrial
$68
7%
Other
$51
5%
Retail
$23
2%



Floating
82%
Rate Type(1)
Fixed
18%



Northeast
$503
50%
Southeast
$124
13%
Geographic Region
West
$148
15%
Southwest
$84
8%
Central
$44
4%
Various
$97
10%

iStar

Note: $ in millions. Includes $22M consolidated first mortgage participations not held by iStar.
(1) Excludes non-performing loans.

Operating Properties Portfolio

	Gross Book Value	Properties	W.A. Yield
Commercial Assets (Legacy)	$280	14	7.0%
Residential Assets (Legacy)	$21		
Total Operating Properties (Legacy)	**$301**		
Strategic Assets (Non-Legacy)[1]	$68		
Total Operating Properties	**$369**		



$693
$44
$41
$608
$559
$50
$37
$472
$552
$63
$29
$460
$369
$68
$21
$280
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Commercial (Legacy)
Residential Assets (Legacy)
Strategic Assets (Non-Legacy)



Legacy Assets by Strategy
Long-Term $157 52%
Short-Term $144 48%



Geographic Region
Northeast $63 17%
Southeast $59 16%
Central $58 16%
West $54 15%
Mid Atlantic $6 1%
Southwest $129 35%



Property Type
Mixed Use $77 21%
Retail $69 19%
Hotel $47 13%
Multifamily $29 8%
Condo $21 5%
Entertainment / Leisure $15 4%
Office / Industrial $111 30%

Note: $ in millions, square feet in thousands. Please refer to the Glossary slides for additional details regarding definitions and calculations.
(1) Non-consolidated assets acquired over the past two years that represent areas of interest which could grow into larger business opportunities.

Land & Development Portfolio


Long-Term
$359
53%
Portfolio by Strategy
Short-Term
$313
47%


Northeast
$313
47%
Mid Atlantic
$128
19%
Geographic Region
West
$103
15%
Southwest
$20
3%
Central
$32
5%
Southeast
$76
11%


Urban / Infill
$124
18%
Master Planned Communities
$221
33%
Property Type
Waterfront
$327
49%

Note: $ in millions.

III. Capital Structure

Capital Structure Overview

Credit Metrics	
Cash	$932M[1]
Debt, net of cash	$2,677
Total Equity	$863M
Adj. Total Equity	$1,247M
Leverage[2]	2.1x

Shares	Basic
Shares Outstanding	68.1M
Common Equity	$358M
Book Equity per Share	$5.26
Adjusted Common Equity	$742M
Adj. Book Equity per Share	$10.89

Liquidity	
Cash	$932M[1]
Revolving Credit Facility Capacity	$325M
Total liquidity	$1,257M



Adjusted Total Equity $1.2B
Common Equity $358M
Depr./Amort./Gen. Res. $384M[3]
Preferred Equity $505M[4]
Adjusted Common Equity $742M
Total Debt $3.6B[5]
Senior Unsecured Debt $2.2B
Secured Debt $1.4B[6]

Note: Please refer to "Adjusted Common Equity Reconciliation" slide at the end of this presentation for more information.
(1) Subsequent to year end the Company announced a $250M equity investment in SAFE and gave notice to redeem $375M of unsecured notes.
(2) Corporate leverage is the ratio of total debt less cash and cash equivalents divided by Adjusted Total Equity.
(3) Includes accumulated depreciation, amortization, general reserves and iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments.
(4) Represents liquidation preference of preferred equity.
(5) Debt is presented net of fees and discounts.
(6) Includes $485M of asset-specific non-recourse mortgage financing from the consolidated Net Lease Venture I, in which iStar owns a 51.9% interest.

Corporate Debt Maturity Profile

Debt Profile		
2019		
Jul.	$375	5.00%
2020		
Sep.	$400	4.625%
2021		
Jul.	$275	6.50%
2022		
Apr.	$375	6.00%
Sep.	400	5.25%
Sep.	288	3.125%
	$1,063	
2023		
Jun.	$647	L + 275
2035		
Oct.	$100	L + 150
Non-Recourse Mortgage Financings[(2)]		
Various	$802	3.62% - 7.26%
Total	**$3,662**	

Subsequent to the end of the year, STAR gave notice that it will redeem the remaining $375M of its July 2019 bonds



800
700
600
500
400
300
200
100
0
Redeeming $375M
$375
$325 (1)
$400
$275
$375
$288
$400
$647
$100
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Thereafter
Unsecured Debt
Secured Term Loan
Convertible Notes
Revolver

Note: $ in millions. Excludes extension options.
(1) $325M revolver undrawn as of 12/31/18.
(2) Represents individual non-recourse mortgages on net lease assets. Rates presented after giving effect to interest rate hedges.

IV. Appendix

Consolidated Statements of Operations

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2018	2017	2018	2017
Revenues				
Operating lease income	$58,676	$45,529	$208,192	$187,684
Interest income	23,053	23,403	97,878	106,548
Other income	18,391	16,055	82,342	188,091
Land development revenue	40,045	18,157	409,710	196,879
Total revenues	$140,165	$103,144	$798,122	$679,202
Cost and Expenses				
Interest expense	$48,179	$46,002	$183,751	$194,686
Real estate expense	33,778	41,064	139,289	147,617
Land development cost of sales	31,300	15,028	350,181	180,916
Depreciation and amortization	16,842	11,736	58,699	49,033
General and administrative	17,162	19,453	74,572	80,070
General and administrative – stock-based compensation(1)	1,318	6,081	17,563	18,812
(Recovery of) provision for loan losses	(1,300)	2,300	16,937	(5,828)
Impairment of assets	135,931	17,088	147,108	32,379
Other expense	859	105	6,040	20,954
Total costs and expenses	$284,069	$158,857	$994,140	$718,639
Income from sales of real estate	46,652	63,782	126,004	92,049
Income (loss) from operations before earnings from equity method investments and other items	($97,252)	$8,069	($70,014)	$52,612
Income from discontinued operations	-	-	-	4,939
Gain from discontinued operations	-	-	-	123,418
Earnings (losses) from equity method investments	(426)	(662)	(5,007)	13,015
Gain on consolidation of equity method investment	-	-	67,877	-
Income tax (expense) benefit	(429)	6,465	(815)	948
Loss on early extinguishment of debt	(6,920)	(10,582)	(10,367)	(14,724)
Net income (loss)	($105,027)	$3,290	($18,326)	$180,208
Net (income) loss attributable to noncontrolling interests	(2,304)	(76)	(13,936)	(4,526)
Net income (loss) attributable to iStar	($107,331)	$3,214	($32,262)	$175,682
Preferred dividends	(8,124)	(8,124)	(32,495)	(64,758)
Net income (loss) allocable to common shareholders	($115,455)	($4,910)	($64,757)	$110,924

iStar

Note: Unaudited. $ in thousands.
(1) For the three months ended December 31, 2018 and 2017, includes $2.9 million and $5.1 million, respectively, and for the twelve months ended December 31, 2018 and 2017, includes $15.4 million and $14.9 million, respectively, of equity-based compensation associated with iPIP Plans. These plans are liability-based plans which are marked-to-market quarterly and such marks are based upon the performance of the assets underlying the plans as of the quarterly measurement dates; however, actual amounts cannot be determined until the end date of the plans and the ultimate repayment or monetization of the related assets.

Earnings Per Share

	Three Months Ended December 31,		Twelve Months Ended December 31,	
Earnings Information for Common Shares	**2018**	**2017**	**2018**	**2017**
Income (loss) from continuing operations attributable to iStar[1]				
Basic	($1.70)	($0.07)	($0.95)	($0.25)
Diluted	($1.70)	($0.07)	($0.95)	($0.25)
Net income (loss)				
Basic	($1.70)	($0.07)	($0.95)	$1.56
Diluted	($1.70)	($0.07)	($0.95)	$1.56
Adjusted income (loss)				
Basic	$0.63	$0.46	$3.27	$3.02
Diluted	$0.53	$0.40	$2.76	$2.57
Weighted average shares outstanding				
Basic	68,012	68,200	67,958	71,021
Diluted (for net income)	68,012	68,200	67,958	71,021
Diluted (for adjusted income)	83,974	84,090	83,794	87,028
Common shares outstanding at the end of period	68,085	68,236	68,085	68,236

iStar

Note: Unaudited. In thousands, except per share data.
(1) After the effect of preferred dividends, non-controlling interests and income from sales of real estate.

Adjusted Income Reconciliation

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2018	2017	2018	2017
Net income (loss) allocable to Common Shareholders	($115,455)	($4,910)	($64,757)	$110,924
Add: Depreciation and amortization(1)	15,903	15,390	71,359	60,828
Add: (Recovery of) provision for loan losses	(1,300)	2,300	16,937	(5,828)
Add: Impairment of assets(2)	141,996	17,088	163,765	32,379
Add: Stock-based compensation expense	1,318	6,081	17,563	18,812
Add: Loss on early extinguishment of debt	871	1,673	4,318	3,065
Add: Non-cash interest expense on senior convertible notes	1,206	1,145	4,733	1,255
Add: Non-cash preferred stock redemption premium	-	-	-	16,314
Add: Impact from adoption of new accounting standards(3)	-	-	75,869	-
Less: Losses on charge-offs and dispositions(4)	(1,953)	(7,224)	(67,506)	(23,130)
Adjusted income (loss) allocable to common shareholders	**$42,586**	**$31,543**	**$222,281**	**$214,619**

Note: $ in thousands.

In addition to net income (loss) prepared in conformity with GAAP, the Company uses adjusted income, a non-GAAP financial measure, to measure its operating performance. Adjusted income is used internally as a supplemental performance measure adjusting for certain non-cash GAAP measures to give management a view of income more directly derived from current period activity. Adjusted income is calculated as net income (loss) allocable to common shareholders, prior to the effect of depreciation and amortization, provision for (recovery of) loan losses, impairment of assets, stock-based compensation expense, the non-cash portion of gain (loss) on early extinguishment of debt and is adjusted for the effect of gains or losses on charge-offs and dispositions on carrying value gross of loan loss reserves and impairments ("Adjusted Income"). In the third quarter 2017, the Company modified its presentation of Adjusted Income to exclude the effect of the amount of the liquidation preference that was recorded as a premium above book value on the redemption of preferred stock and the imputed non-cash interest expense recognized for the conversion feature of its senior convertible notes. Adjusted Income also includes the impact to retained earnings (income that would have been recognized in prior periods had the accounting standards been effective during those periods) resulting from the adoption of ASU 2017-05 on January 1, 2018.

Adjusted Income should be examined in conjunction with net income (loss) as shown in our consolidated statements of operations. Adjusted Income should not be considered as an alternative to net income (loss) (determined in accordance with GAAP), or to cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, nor is Adjusted Income indicative of funds available to fund our cash needs or available for distribution to shareholders. Rather, Adjusted Income is an additional measure we use to analyze our business performance because it excludes the effects of certain non-cash charges that we believe are not necessarily indicative of our operating performance while including the effect of gains or losses on investments when realized. It should be noted that our manner of calculating Adjusted Income may differ from the calculations of similarly-titled measures by other companies.

(1) Depreciation and amortization also includes our proportionate share of depreciation and amortization expense for equity method investments (including from the adoption of ASU 2017-05) and excludes the portion of depreciation and amortization expense allocable to non-controlling interests.
(2) Impairment of assets also includes impairments on equity method investments recorded in earnings from equity method investments.
(3) Represents an increase to retained earnings on January 1, 2018 upon the adoption of ASU 2017-05.
(4) Represents the impact of charge-offs and dispositions realized during the period. These charge-offs and dispositions were on assets that were previously impaired for GAAP and reflected in net income but not Adjusted Income.

iStar

Consolidated Balance Sheets

	As of December 31, 2018	As of December 31, 2017
Assets		
Real Estate		
Real Estate, at cost	$2,076,333	$1,629,436
Less: accumulated depreciation	(305,314)	(347,405)
Real estate, net	1,771,019	1,282,031
Real estate available and held for sale	22,551	68,588
Total real estate	1,793,570	1,350,619
Land and development, net	598,218	860,311
Loans receivable and other lending investments, net	988,224	1,300,655
Other investments	304,275	321,241
Cash and cash equivalents	931,751	657,688
Accrued interest and other lending investments, net	10,669	11,957
Deferred operating lease income receivable, net	98,302	86,877
Deferred expenses and other assets, net	289,268	141,730
Total assets	$5,014,277	$4,731,078
Liabilities and Equity		
Accounts payable, accrued expenses and other liabilities	$318,592	$238,004
Loan participations, net	22,484	102,425
Debt obligations, net	3,609,086	3,476,400
Total Liabilities	$3,950,162	$3,816,829
Total iStar shareholders' equity	862,978	879,703
Noncontrolling interests	201,137	34,546
Total equity	$1,064,115	$914,249
Total liabilities and equity	$5,014,277	$4,731,078

iStar

Note: Unaudited. $ in thousands.

Adjusted Common Equity Reconciliation

	As of December 31, 2018	As of December 31, 2017
Total shareholders' equity	$862,978	$879,703
Less: Liquidation preference of preferred stock	(505,000)	(505,000)
Common shareholders equity	$357,978	$374,703
Add: Accumulated depreciation and amortization	354,493	398,121
Add: Proportionate share of depreciation and amortization within equity method investments	16,284	31,649
Add: General reserves	13,000	17,500
Adjusted common equity	$741,756	$821,973
Common shares outstanding - basic	68,085	68,236
Common equity per share	$5.26	$5.49
Adjusted common equity per share	$10.89	$12.05

Note: Unaudited. $ in thousands, except for per share data.

We use adjusted common equity, a non-GAAP financial measure, as a supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. Management believes that adjusted common equity provides a useful measure for investors to consider in addition to total shareholders equity because cumulative effect of depreciation and amortization expenses and provisions for general reserves calculated under GAAP may not necessarily reflect an actual reduction in the value of the Company's assets.

Adjusted common equity should be examined in conjunction with total shareholders' equity as shown on the Company's consolidated balance sheet. Adjusted common equity should not be considered an alternative to total shareholders' equity (determined in accordance with GAAP), nor is adjusted common equity indicative of funds available for distribution to shareholders. It should be noted that our manner of calculating adjusted common equity may differ from the calculations of similarly-titled measures by other companies.

Q4 '18 Gross Book Value Reconciliation

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Real estate, net	-	$1,536	$235	-	-	$1,771
Real estate available and held for sale	-	1	21	-	-	23
Land and development, net	-	-	-	$598	-	598
Loans receivable and other lending investments, net	$988	-	-	-	-	988
Real estate-related intangibles, net	-	121	6	-	-	127
Other investments	-	166	66	65	$8	304
Net Book Value	**$988**	**$1,824**	**$328**	**$663**	**$8**	**$3,811**
Add: Accumulated depreciation and general loan loss reserves	13	288	18	9	-	328
Add: Accumulated amortization related to intangibles	-	16	13	-	-	29
Add: Proportionate share of joint venture accumulated depreciation	-	6	10	-	-	16
Gross Book Value	**$1,001**	**$2,134**	**$369**	**$672**	**$8**	**$4,184**
Add: Cash	-	-	-	-	-	$932
Portfolio Gross Book Value	**$1,001**	**$2,134**	**$369**	**$672**	**$8**	**$5,115**

iStar

Note: $ in millions.

Glossary

Funding/Capex (Net Lease, Operating Properties, Land & Development)	Acquisition price, capitalized acquisition costs, capital expenditures, contributions to equity method investments, capitalized payroll and capitalized interest.
Funding/Capex (Real Estate Finance)	Cash funded on loans, plus deferred interest capitalized to the loan balance, exclusive of original issued discount, origination and arrangement fees held back at origination.
Gross Book Value (Net Lease, Operating Properties, Land & Development)	Basis assigned to physical real estate property (land & building), net of any impairments taken after acquisition date and net of basis reductions associated with unit/parcel sales, plus our basis in equity method investments, plus lease related intangibles, capitalized leasing costs and excluding accumulated depreciation and amortization, and for equity method investments, excluding the effect of our share of accumulated depreciation and amortization.
Gross Book Value (Real Estate Finance)	Principal funded including any deferred capitalized interest receivable, plus protective advances, exit fee receivables and any unamortized origination / modification costs, less purchase discounts and specific reserves. This amount is not reduced for general reserves.

Disclaimer: Set forth in the Glossary are the current definitions of certain items that we use in this presentation. This Glossary is intended to facilitate a reader's understanding of this presentation. There can be no assurance that we will not modify these terms in future presentations as we deem necessary or appropriate.

Glossary Cont'd

Net Book Value	Gross Book Value net of accumulated depreciation and amortization.
Net Book Value (Real Estate Finance)	Gross Book Value for Real Estate Finance less general reserve for loan loss.
Net Operating Income	Operating lease income and other income less operating expenses.
Proceeds (Net Lease, Operating Properties, Land & Development)	Includes sales price for assets sold, less selling costs, less seller financing plus return of capital from equity method investments.
Proceeds (Real Estate Finance)	Collection of principal, deferred and capitalized interest, exit fees, origination fees previously netted against principal at inception, or original issue discount. Includes proceeds from sales of securities.
Yield (Net Lease)	Calculated as net operating income for the quarter annualized divided by the average Gross Book Value during the period.
Yield (Operating Properties)	Calculated as the net operating income for the quarter annualized, plus our share of depreciation and interest expense attributable to our investment in equity method investments, divided by the sum of the (i) average Gross Book Value during the period plus (ii) our share of accumulated depreciation and amortization, and interest expense attributable to our investment in equity method investments.
Yield (Real Estate Finance)	Interest income, for the quarter, annualized, divided by the average daily Gross Book Value of Real Estate Finance.

iStar